                                                                    EXHIBIT 99.1

                             INTEX MODELS DISCLAIMER

The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom Banc of America Securities LLC provided the computer model used to generate them). The Hypothetical Performance Data will be generated by you using a computer model prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Banc of America Securities LLC or any other person. The computer model that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America Securities LLC Trading Desk at
(704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC Trading Desk at (704) 388-1579.

The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

!  ABFC03AHL1TS.CDI  #CMOVER_3.0B ASSET_BACKED_HOMEEQUITY PORTFOLIO  !  MAX_CF_VECTSIZE 549
!
!! Created by Intex Deal Maker v3.4.308  ,  subroutines 3.0e
!!   04/24/2003   9:33 AM
!
   COLLAT_TYPE "HOME EQUITY LOANS"
!
!  Modeled in the Intex CMO Modeling Language, (B000874396C97)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
 COLLAT_GROUPS 1 2
!
  DEFINE PREPAY PPC  GROUP 1 RISE_PERS 10 START_CPR 2.3 END_CPR 23
  DEFINE PREPAY PPC  GROUP 2 RISE_PERS 24 START_CPR 4 END_CPR 35
!
  DEFINE CONSTANT #OrigCollBal = 369762338.21
  DEFINE CONSTANT #OrigCollBal1 = 134225535.20
  DEFINE CONSTANT #OrigCollBal2 = 235536803.01
!
  DEFINE CONSTANT #OrigBondBal = 364955000.00
  DEFINE CONSTANT #OrigBondBal1 = 134225535.20
  DEFINE CONSTANT #OrigBondBal2 = 235536803.01
!
  DEFINE CONSTANT #SpecSenEnhPct = 37.000165317621%
  DEFINE CONSTANT #SNRTargPct = 62.999834682379%
  DEFINE CONSTANT #MEZ1TargPct = 75.999536121064%
  DEFINE CONSTANT #MEZ2TargPct = 86.499794256588%
  DEFINE CONSTANT #MEZ3TargPct = 91.999543121885%
  DEFINE CONSTANT #MEZ4TargPct = 93.999746829976%
  DEFINE CONSTANT #MEZ5TargPct = 97.399768600949%
  DEFINE #BondBal                        = 364955000.00
!
       FULL_DEALNAME:    ASSET BACKED FUNDING CORP SERIES 2003-AHL1
!
       ISSUER:           ABFC
       DEALER:           BANC OF AMERICA SECURITIES
       DEAL SIZE:        $ 364955000.00
       PRICING SPEED:    GROUP 1 PPC 100%
       PRICING SPEED:    GROUP 2 PPC 100%
!      ISSUE DATE:       20030401
       SETTLEMENT DATE:  20030508
!
       OPTIONAL REDEMPTION: (((DBAL / #OrigCollBal) < 10%));
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20030401 _
       DEAL_FIRSTPAY_DATE         20030525
!
!
  DEFINE #FloorCollat        = 0.5% * #OrigCollBal
  DEFINE #ReqPerc            = 0
  DEFINE #TrigEnhFrac        = 0
  DEFINE #CumLossShft        = 0
  DEFINE #TrigCumLossFrac    = 0
  DEFINE #SpecOCTarg         = 4807338.21
ifndef #cmover_3.0d _
  DEFINE #OC                 = 0
!
ifdef #cmover_3.0d _
  DEFINE STANDARDIZE OC_ACTUAL_VAL                #OC            = 0
!
  DEFINE STANDARDIZE OCT_INITVAL         CONSTANT #InitOCTarg    = 4807338.21
  DEFINE STANDARDIZE OCT_STEPDOWN_MONTH  CONSTANT #StepDownDate  = 37
  DEFINE STANDARDIZE OCT_STEPDOWN_FRAC   CONSTANT #StepOCFrac    = 0.026002313991
  DEFINE STANDARDIZE EXCESS_INTEREST              #XSSpread      = 0
  DEFINE STANDARDIZE OCT_FLOOR           CONSTANT #FloorOCTarg   = #FloorCollat
  DEFINE STANDARDIZE OCT_VAL             DYNAMIC  #Octval        = #SpecOCTarg
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
  DEFINE COLLAT WT_BY_PREVBAL GROUP 1 #NetRate1  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
  DEFINE COLLAT WT_BY_PREVBAL GROUP 2 #NetRate2  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
  DEFINE DYNAMIC #NetRateActual360 = #Netrate * 30 / DAYS_DIFF(CURDATE , MONTHS_ADD(CURDATE,-1))
!
!
  DEFINE #BondBal_AIO = 26016000
  DEFINE TABLE "OC_CUMLOSS0" (4, 2) = "MONTH" "OC_CUMLOSS_FRAC0"
      37.1   0.025
      49.1   0.0375
      61.1   0.05
      73.1   0.0575
!
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1MO          1.33
  INITIAL INDEX    LIBOR_6MO          1.33
!
DEFINE TRANCHE "A1", "A2", "M1", "M2", "M3", "M4", "M5", "AIO", "NERD", "P", "CE"
!
!
Tranche "A1" SEN_FIX ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 109394000.00 at 3.57  FREQ M FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20030401  Next 20030525
    ( IF ((DBAL / #OrigCollBal) < 10%) THEN 4.07 ELSE 3.57 )
    0    999
!
Tranche "A2" SEN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 191962000.00 at 1.68  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 + 0 - ( (IF CURMONTH LE 30 THEN ((0)) ELSE 0 ) *
#BondBal_AIO / COLL_PREV_BAL ) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030508  Next 20030525
     (1 * LIBOR_1MO + ( IF ((DBAL / #OrigCollBal) < 10%) THEN 0.7 ELSE 0.35 ))
     0     999
!
Tranche "M1" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 24034000.00 at 2.28  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 + 0 - ( (IF CURMONTH LE 30 THEN ((0)) ELSE 0 ) *
#BondBal_AIO / COLL_PREV_BAL ) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030508  Next 20030525
     (1 * LIBOR_1MO + ( IF ((DBAL / #OrigCollBal) < 10%) THEN 1.425 ELSE 0.95 ))
     0     999
!
Tranche "M2" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 19413000.00 at 3.28  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 + 0 - ( (IF CURMONTH LE 30 THEN ((0)) ELSE 0 ) *
#BondBal_AIO / COLL_PREV_BAL ) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030508  Next 20030525
     (1 * LIBOR_1MO + ( IF ((DBAL / #OrigCollBal) < 10%) THEN 2.925 ELSE 1.95 ))
     0     999
!
Tranche "M3" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 10168000.00 at 4.08  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 + 0 - ( (IF CURMONTH LE 30 THEN ((0)) ELSE 0 ) *
#BondBal_AIO / COLL_PREV_BAL ) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030508  Next 20030525
     (1 * LIBOR_1MO + ( IF ((DBAL / #OrigCollBal) < 10%) THEN 4.125 ELSE 2.75 ))
     0     999
!
Tranche "M4" MEZ_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 3698000.00 at 4.58  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 + 0 - ( (IF CURMONTH LE 30 THEN ((0)) ELSE 0 ) *
#BondBal_AIO / COLL_PREV_BAL ) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030508  Next 20030525
     (1 * LIBOR_1MO + ( IF ((DBAL / #OrigCollBal) < 10%) THEN 4.875 ELSE 3.25 ))
     0     999
!
Tranche "M5" JUN_FLT ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 6286000.00 at 4.58  FREQ M FLOAT RESET M _
          COUPONCAP 30360 NONE ( ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 + 0 - ( (IF CURMONTH LE 30 THEN ((0)) ELSE 0 ) *
#BondBal_AIO / COLL_PREV_BAL ) ); _
          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _
          Delay 0  Dated 20030508  Next 20030525
     (1 * LIBOR_1MO + ( IF ((DBAL / #OrigCollBal) < 10%) THEN 4.875 ELSE 3.25 ))
     0     999
!
Tranche "AIO" SEN_FLT_IO ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);
   Block 26016000.00  FREQ M FLOAT RESET M NOTIONAL WITH FORMULA ( IF CURMONTH LT 30 THEN ( MIN(26016000, COLL_PREV_BAL) )
     ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20030401  Next 20030525
     (0)
     0     999
!
Tranche "NERD" JUN_RES_NO
   Block 369762338.21 at 0 NOTIONAL WITH GROUP 0 SURPLUS _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M   Delay 24  Dated 20030501  Next 20030525
!
Tranche "P" JUN_PEN_NO
   Block 369762338.21 at 0 NOTIONAL WITH GROUP 0 _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M   Delay 24  Dated 20030501  Next 20030525
!
Tranche "CE" JUN_OC_RES
   Block 4807338.21 at 0 _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M   Delay 24  Dated 20030501  Next 20030525
!
  Tranche "#OC"             SYMVAR
  Tranche "#SpecOCTarg"     SYMVAR
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20030401 Next 20030525 Settle 20030508
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20030401 Next 20030525 Settle 20030508
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20030401 Next 20030525 Settle 20030508
!
  CLASS "AIO"       =  "AIO"

  CLASS "A1"        NO_BUILD_TRANCHE _
                    = "A1"
  CLASS "A2"        NO_BUILD_TRANCHE _
                    = "A2"
  CLASS "MEZ1"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M1"
  CLASS "MEZ2"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M2"
  CLASS "MEZ3"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M3"
  CLASS "MEZ4"      NO_BUILD_TRANCHE _
                    SHORTFALL_PAYBACK  COUPONCAP TRUE _
                    SHORTFALL_EARN_INT COUPONCAP TRUE _
                    = "M4"
  CLASS "MEZ5"      NO_BUILD_TRANCHE _
                    = "M5"
  CLASS "RESID"     = "NERD#1" "P#1" "CE#1"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "A1" "A2"  "AIO"
!
!
  CLASS "ROOT" _
                 WRITEDOWN_BAL RULES _
                 DISTRIB_CLASS RULES _
                 SHORTFALL_PAYBACK PRINCIPAL_LOSS TRUE _
                 SHORTFALL_EARN_INT INTEREST TRUE _
                   = "SNR" "MEZ1" "MEZ2" "MEZ3" "MEZ4" "MEZ5"  "RESID"
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR"          Delay 0  Dated 20030425  Next 20030525 DAYCOUNT ACTUAL360 BUSINESS_DAY NONE
!
  CROSSOVER When 0
!
TRIGGER "StepUp-CumLoss" _
        FULL_NAME   "Step Up Cumulative Loss Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        ( #TrigCumLossFrac); _
        ORIG_TARGETVAL  2.5% _
        TARGETVAL       (#CumLossShft); _
        TRIGVAL          LODIFF
!
TRIGGER "StepUp-DlqEnh" _
        FULL_NAME   "Step Up Enhancement Delinquency Trigger" _
        ORIG_TESTVAL   0.000% _
        TESTVAL        ( #TrigEnhFrac); _
        ORIG_TARGETVAL  18.5000826588104% _
        TARGETVAL       (#ReqPerc); _
        TRIGVAL          LODIFF
!
TRIGGER "STEPUP_TRIGGER" _
        FULL_NAME   "Step Up Trigger" _
        DEFINITION "A Step Up Trigger exists, if_
;(1) a percentage calculated as the quotient of the amount of cumulative_
 realized losses divided by the original collateral balance exceeds the target defined by a schedule;_
                       Month <=          %;_
                            37           2.5%;  _
                            49           3.75%;  _
                            61           5%;  _
                            73           5.75%;  _
_
 or;(2) the aggregate principal balance of all delinquent loans * 1_
 as a percentage of the respective collateral balance exceeds :_
 0.44 * the Senior Enhancement Percentage."_
        IMPACT     "If a Step Up Trigger is in effect the OC target will change to_
 the last value before the trigger occurred if a stepdown has_
 occurred.  It has no effect if a stepdown has not occurred."  _
        TRIGVAL FORMULA ( min(TRIGGER("StepUp-CumLoss","TRIGVAL"), TRIGGER("StepUp-DlqEnh","TRIGVAL")));
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
  A1            RATING MD "NA"
  A2            RATING MD "NA"
  M1            RATING FT "AA+"  MD "Aa2"  SP "AA"
  M2            RATING FT "A"    MD "A2"   SP "A"
  M3            RATING FT "BBB"  MD "BBB"  SP "BBB"
  M4            RATING FT "A-"   MD "Baa1" SP "BBB"
  M5            RATING MD "NA"
  AIO           RATING FT "BBB-" MD "Baa3" SP "BBB"
  NERD          RATING MD "NA"
  P             RATING MD "NA"
  CE            RATING MD "NA"
!
 DEFINE MACRO BLOCK #SNR_Int =
{
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTEREST PRO_RATA  ( "A1"; "A2"; "AIO" )
------------------------------------
}
 DEFINE MACRO BLOCK #SNR_InS =
{
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AIO"; "A1"; "A2" )
------------------------------------
}
 DEFINE MACRO BLOCK #SNR_Prn =
{
------------------------------------
------------------------------------  Begin Custom Split of Bond SNR1
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTEREST PRO_RATA ( "A1" ;"A2" )
         pay :  CLASS INTSHORT PRO_RATA ( "A1" ;"A2" )
------------------------------------
   calculate :  #SeniorPDA1          = MIN( BBAL("A1"), #ClassSNRPDA * COLL_P(1) / COLL_P(0) )
   calculate :  #SeniorPDA2          = #ClassSNRPDA - #SeniorPDA1
------------------------------------
        from :  CLASS ( "SNR" )
  subject to :  CEILING ( #SeniorPDA1 )
         pay :  CLASS BALANCE SEQUENTIAL ( "A1" )
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "A2" )
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "A1" )
------------------------------------
------------------------------------  End Custom Split of Bond SNR1
!
------------------------------------
        from :  CLASS ( "A1" )
         pay :  SEQUENTIAL ( "A1#1" )
------------------------------------
        from :  CLASS ( "A2" )
         pay :  SEQUENTIAL ( "A2#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #MEZ1_Prn =
{
------------------------------------
        from :  CLASS ( "MEZ1" )
         pay :  SEQUENTIAL ( "M1#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #MEZ2_Prn =
{
------------------------------------
        from :  CLASS ( "MEZ2" )
         pay :  SEQUENTIAL ( "M2#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #MEZ3_Prn =
{
------------------------------------
        from :  CLASS ( "MEZ3" )
         pay :  SEQUENTIAL ( "M3#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #MEZ4_Prn =
{
------------------------------------
        from :  CLASS ( "MEZ4" )
         pay :  SEQUENTIAL ( "M4#1" )
------------------------------------
}
 DEFINE MACRO BLOCK #MEZ5_Prn =
{
------------------------------------
        from :  CLASS ( "MEZ5" )
         pay :  SEQUENTIAL ( "M5#1" )
------------------------------------
}
!
 CMO Block Payment Rules
------------------------------------
   calculate :  #Princ               = COLL_P
!
   calculate :  #Interest            = COLL_I
!
   calculate :  #PrevSpecOC          = #SpecOCTarg
!
   calculate :  #CurrentOC           = MAX( 0, COLL_BAL - (BBAL("A1", "A2", "M1", "M2", "M3", "M4", "M5") - #Princ))
!
   calculate :  #XSSpread            = MAX( 0, #Interest - OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT") +
COUPONCAP_SHORTFALL("ROOT") )
!
   calculate :  #FloorOCTotal        = #FloorOCTarg
!
   calculate :  #StepOCTarg          = COLL_BAL * #StepOCFrac
!
   calculate :  #StepDownDatePass    = CURMONTH GE #StepDownDate
!
!!!********** BEGINNING OF SENIOR ENHANCEMENT PCT CALCULATION **********
!!! ASSUME STEPDOWN IN ORDER TO CALCULATE SENIOR ENHANCMENT PCT
   calculate :  #SpecOCTarg          = MAX( MIN( #InitOCTarg, #StepOCTarg ) , #FloorOCTotal )
!
   calculate :  #SpecOCTarg          = MIN( #SpecOCTarg, COLL_BAL )
!
   calculate :  #SpecOCTarg          = #Octval
!
   calculate :  #OCDeficiency        = MAX(0, #SpecOCTarg - #CurrentOC)
!
   calculate :  #OCSurplus           = MINMAX(0, #CurrentOC - #SpecOCTarg, COLL_P)
!
   calculate :  #PrincPmt            = MAX(0, COLL_P - #OCSurplus)
!
   calculate :  #XSIntRem            = MAX( 0, #Interest - OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT") + #OCSurplus +
COUPONCAP_SHORTFALL("ROOT"))
!
   calculate :  #SubDefic            = MAX ( 0, ( BBAL("ROOT") - BBAL( "CE#1" ) - #Princ ) - COLL_BAL )
!
   calculate :  #AddPrinc            = MIN( #XSIntRem, #SubDefic )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #AddPrinc )
!
   calculate :  #XtraPDA             = MIN( #OCDeficiency, #XSIntRem )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #XtraPDA )
!
   calculate :  #DistribAmt          = #PrincPmt + #AddPrinc + #XtraPDA
!
   calculate :  #ClassSNRPDA         = BBAL("A1", "A2") _
                                        - MIN(COLL_BAL - #FloorOCTotal, #SNRTargPct * COLL_BAL)
   calculate :  #ClassSNRPDA         = MAX( 0.0, MIN(BBAL("A1", "A2"), #ClassSNRPDA ))
   calculate :  #ClassSNRPDA         = MAX( 0, MIN( #ClassSNRPDA, #DistribAmt ) )
!
!
!!!********** END OF SENIOR ENHANCEMENT PCT CALCULATION **********
!
   calculate :  #SenEnhancePct       = (COLL_BAL - (BBAL("SNR") - #ClassSNRPDA )) / COLL_BAL
!
   calculate :  #StepDownBal         = (#SenEnhancePct - #SpecSenEnhPct) + 1E-8 GE 0.00
!
   calculate :  #StepDown            = #StepDown OR ( BBAL("SNR") LT 0.01 ) OR ( #StepDownDatePass AND #StepDownBal )
!
   calculate :  #ReqPerc             = 0.44 *(COLL_BAL - (BBAL("SNR") - #ClassSNRPDA )) / COLL_BAL
!
   calculate :  #TrigEnhFrac         = 1 * AVG_COLL("RATE",-1,2,1)
!
   calculate :  #TrigEnh             = TRIGGER("StepUp-DlqEnh")
!
   calculate :  #CumLossShft         = LOOKUP_TBL( "STEP",  CURMONTH     , "OC_CUMLOSS0", "MONTH", "OC_CUMLOSS_FRAC0" )
   calculate :  #TrigCumLossFrac     = DELINQ_LOSS_ACCUM / #OrigCollBal
!
   calculate :  #TrigCumLoss         = TRIGGER("StepUp-CumLoss")
!
   calculate :  #TrigEvent           = TRIGGER("STEPUP_TRIGGER")
!
   calculate :  #TrigOCTargPost      = #PrevSpecOC
!
   calculate :  #SpecOCTarg          = IF #StepDown _
                                     THEN IF #TrigEvent _
                                          THEN MAX( MIN( #InitOCTarg, #StepOCTarg ) , #TrigOCTargPost, #FloorOCTotal ) _
                                          ELSE MAX( MIN( #InitOCTarg, #StepOCTarg ) , #FloorOCTotal )  _
                                     ELSE MAX ( #InitOCTarg, #FloorOCTotal )
!
   calculate :  #SpecOCTarg          = MIN( #SpecOCTarg, COLL_BAL )
!
   calculate :  #SpecOCTarg          = #Octval
!
   calculate :  #OCDeficiency        = MAX(0, #SpecOCTarg - #CurrentOC)
!
   calculate :  #OCSurplus           = MINMAX(0, #CurrentOC - #SpecOCTarg, COLL_P)
!
   calculate :  #PrincPmt            = MAX(0, COLL_P - #OCSurplus)
!
!
   calculate :  #XSIntRem            = MAX( 0, #Interest - OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT") + #OCSurplus +
COUPONCAP_SHORTFALL("ROOT"))
!
   calculate :  #SubDefic            = MAX ( 0, ( BBAL("ROOT") - BBAL( "CE#1" ) - #Princ ) - COLL_BAL )
!
   calculate :  #AddPrinc            = MIN( #XSIntRem, #SubDefic )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #AddPrinc )
!
   calculate :  #XtraPDA             = MIN( #OCDeficiency, #XSIntRem )
   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #XtraPDA )
!
   calculate :  #DistribAmt          = #PrincPmt + #AddPrinc + #XtraPDA
!
   calculate :  #ClassSNRPDA         = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt _
                                        ELSE BBAL("A1", "A2") _
                                        - MIN(COLL_BAL - #FloorOCTotal, #SNRTargPct * COLL_BAL)
   calculate :  #ClassSNRPDA         = MAX( 0.0, MIN(BBAL("A1", "A2"), #ClassSNRPDA ))
   calculate :  #ClassSNRPDA         = MAX( 0, MIN( #ClassSNRPDA, #DistribAmt ) )
!
!
   calculate :  #ClassMEZ1PDA        = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA _
                                        ELSE BBAL("A1", "A2", "M1") - #ClassSNRPDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #MEZ1TargPct * COLL_BAL)
   calculate :  #ClassMEZ1PDA        = MAX( 0.0, MIN(BBAL("M1"), #ClassMEZ1PDA ))
   calculate :  #ClassMEZ1PDA        = MAX( 0, MIN( #ClassMEZ1PDA, #DistribAmt - #ClassSNRPDA ) )
!
!
   calculate :  #ClassMEZ2PDA        = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA _
                                        ELSE BBAL("A1", "A2", "M1", "M2") - #ClassSNRPDA - #ClassMEZ1PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #MEZ2TargPct * COLL_BAL)
   calculate :  #ClassMEZ2PDA        = MAX( 0.0, MIN(BBAL("M2"), #ClassMEZ2PDA ))
   calculate :  #ClassMEZ2PDA        = MAX( 0, MIN( #ClassMEZ2PDA, #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA ) )
!
!
   calculate :  #ClassMEZ3PDA        = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA _
                                        ELSE BBAL("A1", "A2", "M1", "M2", "M3") - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #MEZ3TargPct * COLL_BAL)
   calculate :  #ClassMEZ3PDA        = MAX( 0.0, MIN(BBAL("M3"), #ClassMEZ3PDA ))
   calculate :  #ClassMEZ3PDA        = MAX( 0, MIN( #ClassMEZ3PDA, #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA ) )
!
!
   calculate :  #ClassMEZ4PDA        = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA - #ClassMEZ3PDA _
                                        ELSE BBAL("A1", "A2", "M1", "M2", "M3", "M4") - #ClassSNRPDA - #ClassMEZ1PDA -
                                        #ClassMEZ2PDA
- #ClassMEZ3PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #MEZ4TargPct * COLL_BAL)
   calculate :  #ClassMEZ4PDA        = MAX( 0.0, MIN(BBAL("M4"), #ClassMEZ4PDA ))
   calculate :  #ClassMEZ4PDA        = MAX( 0, MIN( #ClassMEZ4PDA, #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA -
#ClassMEZ3PDA ) )
!
!
   calculate :  #ClassMEZ5PDA        = IF (#TrigEvent OR (#StepDown EQ 0.0)) _
                                        THEN #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA - #ClassMEZ3PDA -
#ClassMEZ4PDA _
                                        ELSE BBAL("A1", "A2", "M1", "M2", "M3", "M4", "M5") - #ClassSNRPDA - #ClassMEZ1PDA -
#ClassMEZ2PDA - #ClassMEZ3PDA - #ClassMEZ4PDA _
                                        - MIN(COLL_BAL - #FloorOCTotal, #MEZ5TargPct * COLL_BAL)
   calculate :  #ClassMEZ5PDA        = MAX( 0.0, MIN(BBAL("M5"), #ClassMEZ5PDA ))
   calculate :  #ClassMEZ5PDA        = MAX( 0, MIN( #ClassMEZ5PDA, #DistribAmt - #ClassSNRPDA - #ClassMEZ1PDA - #ClassMEZ2PDA -
#ClassMEZ3PDA - #ClassMEZ4PDA ) )
!
!
  calculate :  "SNR" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassSNRPDA
!
  calculate :  "MEZ1" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMEZ1PDA
!
  calculate :  "MEZ2" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMEZ2PDA
!
  calculate :  "MEZ3" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMEZ3PDA
!
  calculate :  "MEZ4" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMEZ4PDA
!
  calculate :  "MEZ5" _
 NO_CHECK  CUSTOM   AMOUNT        = #ClassMEZ5PDA
!
  calculate :  "RESID" _
 NO_CHECK  CUSTOM   AMOUNT        = MAX(0, COLL_P - OPTIMAL_PRINCPMT("SNR", "MEZ1", "MEZ2", "MEZ3", "MEZ4", "MEZ5"))
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA  ( "SNR" )
------------------------------------
  {#SNR_Int}
------------------------------------
         pay :  CLASS INTSHORT  PRO_RATA  ( "SNR" )
------------------------------------
  {#SNR_InS}
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA  ( "MEZ1" )
         pay :  CLASS INTEREST  PRO_RATA  ( "MEZ2" )
         pay :  CLASS INTEREST  PRO_RATA  ( "MEZ3" )
         pay :  CLASS INTEREST  PRO_RATA  ( "MEZ4" )
         pay :  CLASS INTEREST  PRO_RATA  ( "MEZ5" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "SNR" )
------------------------------------
  {#SNR_Prn}
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "MEZ1" )
------------------------------------
  {#MEZ1_Prn}
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "MEZ2" )
------------------------------------
  {#MEZ2_Prn}
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "MEZ3" )
------------------------------------
  {#MEZ3_Prn}
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "MEZ4" )
------------------------------------
  {#MEZ4_Prn}
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "MEZ5" )
------------------------------------
  {#MEZ5_Prn}
------------------------------------
         pay :  CLASS INTSHORT  PRO_RATA  ( "MEZ1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "MEZ1" )
         pay :  CLASS INTSHORT  PRO_RATA  ( "MEZ2" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "MEZ2" )
         pay :  CLASS INTSHORT  PRO_RATA  ( "MEZ3" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "MEZ3" )
         pay :  CLASS INTSHORT  PRO_RATA  ( "MEZ4" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "MEZ4" )
         pay :  CLASS INTSHORT  PRO_RATA  ( "MEZ5" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCSHORT_LOSS SEQUENTIAL  ( "MEZ5" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  CLASS COUPONCAP_SHORT PRO_RATA ( "MEZ1"; "MEZ2"; "MEZ3"; "MEZ4" )
------------------------------------
!
        from :  CLASS ( "ROOT" )
         pay :  CLASS PRINCIPAL SEQUENTIAL  ( "RESID" )
         pay :  AS_INTEREST ( "CE#1" )
------------------------------------
         pay :  SEQUENTIAL  ( "CE#1" )
------------------------------------
   calculate : #WriteDown = MIN(DELINQ_NET_LOSS, MAX(0.0, BBAL("A1#1","A2#1","M1#1","M2#1","M3#1","M4#1","M5#1","CE#1") -
                COLL_BAL))
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN PRO_RATA ( "CE#1" )
         pay :  WRITEDOWN PRO_RATA ( "M5#1" )
         pay :  WRITEDOWN PRO_RATA ( "M4#1" )
         pay :  WRITEDOWN PRO_RATA ( "M3#1" )
         pay :  WRITEDOWN PRO_RATA ( "M2#1" )
         pay :  WRITEDOWN PRO_RATA ( "M1#1" )
------------------------------------
   calculate : #BondBal     = BBAL("A1#1","A2#1","M1#1","M2#1","M3#1","M4#1","M5#1")
   calculate : #OC          = MAX( 0, COLL_BAL - #BondBal )
   calculate : #IncrOC      = MAX( 0, #OC - BBAL( "CE#1" ) )
------------------------------------
         pay :  INCREMENT ( BALANCE "CE#1" , BY #IncrOC )
------------------------------------
   calculate : #BondBal_AIO = MIN(26016000, COLL_PREV_BAL)
------------------------------------
!
 Collateral OVER
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030401    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life
Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap
Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "15/30 BALLOON"             WL    00    WAC             7.1250 (       339179.45 /       339179.45 );
339179.45                      .505         .505             357:3     357:3       360 NO_CHECK
                                                                                                                  BALLOON
SCHED_BOTH           180 GROUP 1
M        2                                 WL    00    WAC             7.9900 (       128438.67 /       128438.67 );
128438.67                      .505         .505             357:3     357:3       360
NO_CHECK
                  BALLOON SCHED_BOTH           180 GROUP 1
M        3                                 WL    00    WAC             7.4233 (      5299164.73 /      5299164.73 );
5299164.73                      .505         .505             357:3     357:3       360
NO_CHECK
BALLOON SCHED_BOTH           180 GROUP 1
M        4                                 WL    00    WAC             7.2500 (       127169.57 /       127169.57 );
127169.57                      .505         .505             357:3     357:3       360
NO_CHECK
                                                                               BALLOON SCHED_BOTH           180 GROUP 1
M        5                                 WL    00    WAC             7.7455 (     23749690.89 /     23749690.89 );
23749690.89                      .505         .505             357:3     357:3       360
NO_CHECK
BALLOON SCHED_BOTH           180 GROUP 1
M        6     "10 YR FIXED FULL AM"       WL    00    WAC             7.9990 (       120477.67 /       120477.67 );
120477.67                      .505         .505             117:3     117:3       120 NO_CHECK

GROUP 1
M        7     "15 YR FIXED FULL AM"       WL    00    WAC             7.5458 (       309125.81 /       309125.81 );
309125.81                      .505         .505             177:3     177:3       180
NO_CHECK
                                                                             GROUP 1
M        8                                 WL    00    WAC             7.0553 (       399194.00 /       399194.00 );
399194.00                      .505         .505             177:3     177:3       180
NO_CHECK
GROUP 1
M        9                                 WL    00    WAC             6.5000 (        42572.71 /        42572.71 );
42572.71                      .505         .505             177:3     177:3       180
NO_CHECK

GROUP 1
M        10                                WL    00    WAC             6.7719 (       730356.41 /       730356.41 );
730356.41                      .505         .505             176:4     176:4       180
NO_CHECK
                                           GROUP 1
M        11                                WL    00    WAC             7.5455 (      3235382.69 /      3235382.69 );
3235382.69                      .505         .505             177:3     177:3       180
NO_CHECK
GROUP 1
M        12    "20 YR FIXED FULL AM"       WL    00    WAC             7.8500 (        58483.02 /        58483.02 );
58483.02                      .505         .505             235:5     235:5       240
NO_CHECK
                                                                                                        GROUP 1
M        13                                WL    00    WAC             7.9106 (       135677.59 /       135677.59 );
135677.59                      .505         .505             237:3     237:3       240
NO_CHECK
        GROUP 1
M        14                                WL    00    WAC             7.2450 (       623334.03 /       623334.03 );
623334.03                      .505         .505             237:3     237:3       240 NO_CHECK

GROUP 1
M        15                                WL    00    WAC             7.4504 (      3334340.33 /      3334340.33 );
3334340.33                      .505         .505             237:3     237:3       240
NO_CHECK
                                                                     GROUP 1
M        16    "25 YR FIXED FULL AM"       WL    00    WAC             7.0000 (        86492.00 /        86492.00 );
86492.00                      .505         .505             296:4     296:4       300
NO_CHECK
GROUP 1
M        17    "30 YR FIXED FULL AM"       WL    00    WAC             7.4389 (      2094849.66 /      2094849.66 );
2094849.66                      .505         .505             357:3     357:3       360
NO_CHECK

GROUP 1
M        18                                WL    00    WAC             7.3941 (      8254283.40 /      8254283.40 );
8254283.40                      .505         .505             357:3     357:3       360
NO_CHECK
                                   GROUP 1
M        19                                WL    00    WAC             7.5090 (       131704.79 /       131704.79 );
131704.79                      .505         .505             357:3     357:3       360
NO_CHECK
GROUP 1
M        20                                WL    00    WAC             7.1413 (       352839.28 /       352839.28 );
352839.28                      .505         .505             356:4     356:4       360
NO_CHECK
                                                                                                GROUP 1
M        21                                WL    00    WAC             7.0463 (       354647.28 /       354647.28 );
354647.28                      .505         .505             357:3     357:3       360
NO_CHECK
GROUP 1
M        22                                WL    00    WAC             7.6034 (     13783298.55 /     13783298.55 );
13783298.55                      .505         .505             357:3     357:3       360 NO_CHECK

GROUP 1
M        23                                WL    00    WAC             7.5398 (       221256.03 /       221256.03 );
221256.03                      .505         .505             357:3     357:3       360
NO_CHECK
                                                             GROUP 1
M        24                                WL    00    WAC             7.5104 (     70313576.64 /     70313576.64 );
70313576.64                      .505         .505             357:3     357:3       360
NO_CHECK
GROUP 1
M        25    "2/28/6/6ML FULL AM"        WL    00    WAC             8.0375 (      6551525.31 /      6551525.31 );
6551525.31                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.7708    22    6 SYNC_INT           15.0375          1.5000          8.0375         0
0                                                         GROUP 2       TEASER
M        26                                WL    00    WAC             7.3512 (      2256050.57 /      2256050.57 );
2256050.57                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
5.9536    22    6 SYNC_INT           14.3512          1.5000          7.3512         0      0
                                 GROUP 2       TEASER
M        27                                WL    00    WAC             7.3848 (      8172981.20 /      8172981.20 );
8172981.20                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.0288    22    6 SYNC_INT           14.3848          1.5000          7.3848         0
0                                                         GROUP 2       TEASER
M        28                                WL    00    WAC             7.0993 (       793315.73 /       793315.73 );
793315.73                      .505         .505             356:4     356:4       360 NO_CHECK ARM LIBOR_6MO
6.0993    21    6 SYNC_INT           14.0993          1.5000          7.0993         0
0                                                         GROUP 2       TEASER
M        29                                WL    00    WAC             6.8500 (        99486.16 /        99486.16 );
99486.16                      .505         .505             354:6     354:6       360 NO_CHECK ARM LIBOR_6MO
5.8500    19    6 SYNC_INT           13.8500          1.5000          6.8500         0      0
                   GROUP 2       TEASER
M        30                                WL    00    WAC             7.5184 (     21732510.43 /     21732510.43 );
21732510.43                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.1841    22    6 SYNC_INT           14.5184          1.5000          7.5184         0
0                                                         GROUP 2       TEASER
M        31                                WL    00    WAC             7.9477 (       254407.57 /       254407.57 );
254407.57                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.6128    22    6 SYNC_INT           14.9477          1.5000          7.9477         0
0                                                         GROUP 2       TEASER
M        32                                WL    00    WAC             7.4889 (      2719691.49 /      2719691.49 );
2719691.49                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.5064    22    6 SYNC_INT           14.4889          1.5000          7.4889         0
0                                                         GROUP 2       TEASER
M        33    "3/27/6/6ML FULL AM"        WL    00    WAC             7.1852 (       461293.33 /       461293.33 );
461293.33                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
5.9931    34    6 SYNC_INT           14.1852          1.5000          7.1852         0
0                                                         GROUP 2       TEASER
M        34                                WL    00    WAC             7.5628 (      1549676.70 /      1549676.70 );
1549676.70                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.3051    34    6 SYNC_INT           14.5628          1.5000          7.5628         0
0                                                         GROUP 2       TEASER
M        35                                WL    00    WAC             6.9777 (       212480.49 /       212480.49 );
212480.49                      .505         .505             356:4     356:4       360 NO_CHECK ARM LIBOR_6MO
5.4777    33    6 SYNC_INT           13.9777          1.5000          6.9777         0
0                                                         GROUP 2       TEASER
M        36                                WL    00    WAC             6.9353 (       482828.56 /       482828.56 );
482828.56                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
5.8256    34    6 SYNC_INT           13.9353          1.5000          6.9353         0
0                                                         GROUP 2       TEASER
M        37                                WL    00    WAC             8.0164 (       664791.99 /       664791.99 );
664791.99                      .505         .505             351:9     351:9       360 NO_CHECK ARM LIBOR_6MO
7.0002    28    6 SYNC_INT           15.0164          1.5000          8.0164         0
0                                                         GROUP 2       TEASER
M        38                                WL    00    WAC             7.6152 (    186191485.42 /    186191485.42 );
186191485.42                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.3157    34    6 SYNC_INT           14.6152          1.5000          7.6152         0
0                                                         GROUP 2       TEASER
M        39                                WL    00    WAC             7.8671 (       266722.05 /       266722.05 );
266722.05                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
6.3671    34    6 SYNC_INT           14.8671          1.5000          7.8671         0
0                                                         GROUP 2       TEASER
M        40                                WL    00    WAC             8.5827 (       650968.77 /       650968.77 );
650968.77                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
7.0827    34    6 SYNC_INT           15.5827          1.5000          8.5827         0      0
                                                     GROUP 2       TEASER
M        41                                WL    00    WAC             8.0763 (      2476587.24 /      2476587.24 );
2476587.24                      .505         .505             357:3     357:3       360 NO_CHECK ARM LIBOR_6MO
7.0659    34    6 SYNC_INT           15.0763          1.5000          8.0763         0
0                                                         GROUP 2       TEASER